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                                                                    EXHIBIT 99.A

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2002 of El Paso Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Phillips, Chairman of the Board and Chief Executive Officer of El Paso Energy Partners Company, general partner of El Paso Energy Partners, L.P., certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ Robert G. Phillips
                                     -------------------------------------------
                                     Robert G. Phillips
                                     Chairman of the Board and
                                     Chief Executive Officer
                                     (Principal Executive Officer)
                                     El Paso Energy Partners Company, general
                                     partner of El Paso Energy Partners, L.P.

                                     November 12, 2002